Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 9, 2021, between FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.), a Delaware

corporation (the “Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois state- chartered bank (the “Lender”).

RECITALS

A.                 The Borrower and the Lender entered into that certain Sixth Amended and Restated Credit Agreement, dated as of April 12, 2019 (the “Agreement”), in which the Lender agreed to extend to the Borrower a revolving loan in the principal amount of up to $10,000,000 (the “Revolving Loan”).

B.                 On April 10, 2020, the Borrower and the Lender entered into that certain First Amendment to Sixth Amended and Restated Credit Agreement in which Lender agreed to:

(i) increase the principal amount of the Revolving Loan to up to $15,000,000; and (ii) extend the maturity date of the Revolving Loan to April 9, 2021.

C.                 On January 26, 2021, the Borrower and the Lender entered into that certain Second Amendment to Sixth Amended and Restated Credit Agreement, in which Lender agreed to make modifications to the Agreement in connection with the Borrower’s acquisition of LINCO Bancshares, Inc.

D.                 By this Amendment, the Borrower and the Lender have agreed to extend the maturity date of the Revolving Loan to April 8, 2022.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

Section 1. The following term in Section 1.1 of the Agreement is hereby removed and replaced in its entirety with the following:

SECTION 1.1 Definitions. The following terms shall have the following meanings.

““Revolving Loan Maturity Date” means April 8, 2022, or such earlier date, pursuant to Section 8.2 of this Agreement.”

Section 2. The First Amended and Restated Revolving Note, dated April 10, 2020, by the Borrower in favor of the Lender is hereby amended and restated by that certain Second Amended and Restated Revolving Note dated April 9, 2021, by the Borrower in favor of the Lender in the form of Exhibit I attached hereto (with appropriate insertions) which Second Amended and Restated Revolving Note evidences and shall continue to evidence the Revolving Loan and certain other obligations incurred by the Borrower under the Agreement.

Section 3. The Borrower hereby remakes, as of the date of execution hereof, all of the representations and warranties set forth in Section 5 of the Agreement. The Borrower additionally represents and warrants that: (a) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the Borrower’s corporate powers, will be authorized by all necessary corporate action, have received all necessary governmental approval (if any should be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b) the representations and warranties set forth in Section 5 of the Agreement and in Section 3(a) of this Amendment shall be true and correct as of the date hereof, and after giving effect to this Amendment, between the Borrower and the Lender, no Event of Default or Unmatured Event of Default under the Agreement has occurred and is continuing under the Agreement. The Borrower shall have provided to the Lender a certificate of a senior executive officer of the Borrower certifying the provisions of Section 3(a) of this Amendment, in the form of Exhibit II attached hereto.

Section 4. The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request:

a.	this Amendment;

b.	the Second Amended and Restated Revolving Note in the form of Exhibit I attached hereto;

c.	a certificate in the form of Exhibit II attached hereto;

d.	a copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and of the other documents provided for in this Amendment, certified by the Secretary of the Borrower; and

e.	such other documents and certificates as the Lender may reasonably request.

Section 5. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

Section 6. Except as previously amended hereby and except as amended by this Amendment, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

Section 7. This Amendment shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

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Section 8. Without limiting the obligations of the Borrower under the Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of legal counsel engaged by the Lender for such purposes.

Signature page follows.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIRST MID BANCSHARES, INC.
(f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By:	/s/ Michael L. Taylor
Title:	SEVP and COO

By:	/s/ Matthew K. Smith
Title:	EVP and CFO

Address for notices:
1515 Charleston Avenue
Mattoon, Illinois 61938 Attention: Chief Financial Officer Telephone: 217/258-3306
Fax No.: 217/258-0485

THE NORTHERN TRUST COMPANY

By:	/s/ Peter Hallan
Title:	Senior Vice President

Address for notices:
50 South LaSalle Street, M-21 Chicago, IL 60603
Attention: Mr. Peter J. Hallan Telephone: 312/444-2434 Fax No.: 312/630-6105

Signature page to Third Amendment to Sixth Amended and Restated Credit Agreement

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